UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022

Data Knights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40386	86-2076743
(Commission File Number)	(IRS Employer Identification No.)

Unit G6, Frome Business Park, Manor Road

Frome

United Kingdom, BA11 4FN

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 011-44 203 833 4000

Trident Court, 1 Oakcroft Road

Chessington Surrey

United Kingdom, KT9 1BD

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	DKDCU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	DKDC	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DKDCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On April 25, 2022, Data Knights Acquisition Corp., a Delaware corporation (the “Company”), Data Knights Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Data Knights, LLC, the Company’s sponsor (the “Sponsor”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with OneMedNet Corporation, Inc., a Delaware corporation (the “Target”, and together with the Company and Merger Sub, the “Parties”) and Paul Casey, as seller representative (“Casey”).

The Merger Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Company and the Target.

Business Combination

Pursuant to the Merger Agreement, upon the closing (the “Closing”) of the contemplated transactions (collectively, the “Business Combination”):

•	The Parties will effect the merger of Merger Sub with and into the Target, with the Target continuing as the surviving entity (the “Merger”), as a result of which all of the issued and outstanding capital stock of the Target shall be exchanged shares of the Class A Common Stock of the Company upon the terms set forth in the Merger Agreement.

•	The Company will amend and restate its amended and restated certificate of incorporation (the “Charter”) to, among other matters: (a) change its name to “OneMedNet Corporation” or such other name as mutually agreed to by the Parties; (b) expand the Company’s board of directors (the “Board”) to nine individuals divided into three classes; and (c) remove and change certain provisions in the Charter related to the Company’s status as a blank check company. Additionally, each then-outstanding share of Class B common stock of the Company will be converted into one share of Class A Common Stock.

The Business Combination is expected to close in the second half of 2022, following the receipt of the required approval by the Company’s shareholders and the fulfillment of each Party’s closing conditions.

Merger Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement, the Target’s shareholders collectively shall be entitled to receive from the Company, in the aggregate, a number of Company’s securities with an aggregate value equal to (a) $200,000,000 minus (b) the amount, if any, by which the Target’s net working capital amount exceeds the net working capital amount (but not less than zero), minus (c) the amount of Closing Net Indebtedness (as defined in the Merger Agreement) minus (d) the amount of any transaction expenses, provided that the merger consideration otherwise payable to the Target’s shareholders is subject to adjustment after the Closing in accordance with Section 1.15. of the Merger Agreement.

Representations and Warranties; Covenants

Pursuant to the Merger Agreement, the Parties made customary representations and warranties for transactions of this type. The representations and warranties made by the Company and the Target will not survive the Closing. In addition, the Parties agreed to be bound by certain covenants that are customary for transactions of this type, including obligations of the Parties to use commercially reasonable efforts to operate their respective businesses in the ordinary course, and to refrain from taking certain specified actions without the prior written consent of the applicable Party, in each case, subject to certain exceptions and qualifications. Specifically, the Company and the Target have agreed to take all necessary action such that, effective immediately after the closing of the Business Combination, the Board shall consist of nine directors, of whom two individuals shall be designated by the Company, with the remaining seven individuals designated by the Target. In addition, the Company has agreed to adopt an incentive plan in an amount equal 10% of the Company’s equity interests. Additionally, the Parties have agreed not to solicit, negotiate, or enter into a competing transaction. The covenants of the Parties in the Merger Agreement generally will not survive the Closing, subject to certain exceptions, including certain covenants and agreements that by their terms are to be performed in whole or in part after the Closing.

Conditions to Each Party’s Obligation to Close

Pursuant to the Merger Agreement, the obligations of the Parties to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective Parties, including, without limitation: (a) the representations and warranties of the respective Parties being true and correct subject to the materiality standards contained in the Merger Agreement; (b) material compliance by the Parties of their respective pre-closing covenants and agreements, subject to the standards contained in the Merger Agreement; (c) the approval by the Company’s stockholders of the Business Combination; (d) the approval by the Target’s stockholders of the Business Combination; (e) the absence of any Material Adverse Effect (as defined in the Merger Agreement) with respect to the Company or with respect to the Target since the effective date of the Merger Agreement that is continuing and uncured; (f) the election of the members of the post-Closing Board consistent with the provisions of the Merger Agreement, a majority of which are to be independent in accordance with the Nasdaq rules; (g) the Company having at least $5,000,001 in tangible net assets upon the Closing; (h) the entry into certain ancillary agreements as of the Closing; (i) the lack of any notice or communication from, or position of, the U.S. Securities and Exchange Commission (the “SEC”) requiring the Company to amend or supplement the Prospectus and Proxy Statement (as defined below); and (j) the receipt of certain closing deliverables.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, by the mutual written consent of the Company and the Target, if the Closing has not occurred by June 30, 2022, subject to extension if the Company secures one or more extensions of the deadline under its organizational documents and IPO prospectus to complete its initial business combination, if prohibited by a governmental authority, after an uncured breach by a Party of the representations, warranties, covenants, or agreements contained in the Merger Agreement, after a material adverse effect on the Target or the Company, or if the Company’s or the Target’s stockholders do not approve the Business Combination.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, other than liability of any of the Parties for (i) intentional and willful breach of the Merger Agreement or (ii) fraud.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the Parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made as of the execution date of the Merger Agreement only and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating the Merger Agreement and qualified by information in confidential disclosure schedules provided by the Parties in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may have been used for the purpose of allocating risk between the Parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual statements of fact about the Parties.

Voting Agreement and Sponsor Support Agreement

In connection with entry into the Merger Agreement, the Company entered into Voting Agreements with certain stockholders of the Target representing approximately 55% of the outstanding voting power of the Target’s equity securities (the “Target Stockholders”) pursuant to which the Target Stockholders have agreed to vote their securities in favor of the approval of the Merger Agreement and the Business Combination, be bound by certain covenants and agreements related to the Business Combination and to take other customary actions to cause the Business Combination to occur.

In connection with entry into the Merger Agreement, the Company, the Sponsor and the Target entered into a Sponsor Support Agreement pursuant to which the Sponsor has agreed to vote its Company securities in favor of the approval of the Merger Agreement and the Business Combination and to take other customary actions to cause the Business Combination to occur.

The foregoing description of the Voting Agreements and the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of a Voting Agreement and the Sponsor Support Agreement, a copy of which is included as Exhibit 2.2 and Exhibit 2.3 respectively and the terms of which are incorporated by reference.

Agreements to Be Effective as of or Entered into at Closing

At the Closing, the Company and certain directors, officers and stockholders of the Target (the “Subject Parties”) will enter into a lock-up agreement (the “Lock-Up Agreement”), which, among other things, and subject to certain exceptions, provides for the Company securities held by the Subject Parties to be locked-up for a period of six months from the date of the Closing and to be subject to certain restrictions on sale thereafter, in accordance with the terms set forth therein. The foregoing description of the Lock-Up Agreement is subject to and qualified in its entirety by reference to the full text of the form of the Lock-Up Agreement, a copy of which is included as Exhibit 2.4 hereto, and the terms of which are incorporated by reference.

At the Closing, the Company, the Subject Party and the Sponsor will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will be obligated to file a registration statement to register the resale of certain securities of the Company held by the Subject Parties and the Sponsor. The Registration Rights Agreement will also provide the Subject Parties and the Sponsor with “piggy-back” registration rights, subject to certain requirements and customary conditions. The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 2.5 hereto, and the terms of which are incorporated by reference.

At the Closing, the Company intends to adopt the Data Knights Acquisition Corp. 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”), which will provide for the grant of equity incentives up to a maximum of 10% of the shares of the Class A Common Stock outstanding at the time of effectiveness of the 2022 Equity Incentive Plan to the directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company. The foregoing description of the 2022 Equity Incentive Plan is subject to and qualified in its entirety by reference to the full text of the form of 2022 Equity Incentive Plan, a copy of which is included as Exhibit 2.6 hereto, and the terms of which are incorporated by reference.

Prospectus and Proxy Statement

As promptly as practicable after the effective date of the Merger Agreement, the Company will file with the SEC a Registration Statement on Form S-4 containing a prospectus and proxy statement (as amended or supplemented, the “Prospectus and Proxy Statement”) to be delivered to its stockholders in connection with a special meeting of the Company’s stockholders to be held to consider approval and adoption of (i) the Merger Agreement and the Business Combination; (ii) the issuance of the Company’s Class A Common Stock in connection with the Business Combination and any PIPE Financing (as defined below); (iii) the third amended and restated certificate of incorporation of the Company; (iv) the election of the members of the post-Closing Board whose terms will expire in 2022; (v) the Company’s 2022 Equity Incentive Plan; (vi) such other matters as the Parties mutually determine to be necessary or appropriate in order to effect the Business Combination (the approvals described in foregoing clauses (i) through (vi), collectively, the “Stockholder Approval Matters”),and (vii) the adjournment of the special meeting of the Company’s stockholders, if necessary, to permit further solicitation and vote of proxies in the reasonable determination of the Company.

Stock Exchange Listing

The Company will use its reasonable best efforts to cause the Class A Common Stock issued in connection with the Merger Agreement to be approved for listing on the Nasdaq Capital Market at Closing. During the period from the date hereof until the Closing, the Company will use commercially reasonable efforts to maintain the listing of its units, Class A Common Stock, and warrants for trading on the Nasdaq Capital Market.

PIPE Financing

Pursuant to the Merger Agreement, the Company has agreed to use its reasonable commercial efforts to obtain at least $30,000,000 of additional equity capital through the sale of at least 3,000,000 shares of its Class A Common Stock at $10.00 per share to private investors (the “PIPE Financing”). There can be no assurance that the Company will be able to arrange the PIPE Financing.

Item 7.01.	Regulation FD Disclosure.

On April 25, 2022, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the transcript of an audio investor presentation that the Company conducted in connection with the announcement of the execution of the Merger Agreement.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

As discussed above, the Company intends to file the Prospectus and Proxy Statement with the SEC, which Prospectus and Proxy Statement will be delivered to its stockholders once definitive. This document does not contain all the information that should be considered concerning the Business Combination and the other Stockholder Approval Matters and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination and the other Stockholder Approval Matters. The Company’s stockholders and other interested persons are advised to read, when available, the Prospectus and Proxy Statement and the amendments thereto and other documents filed in connection with the Business Combination and other Stockholder Approval Matters, as these materials will contain important information about the Company, the Target, the Business Combination and the other Stockholder Approval Matters. When available, the Prospectus and Proxy Statement and other relevant materials for the Business Combination and other Stockholder Approval Matters will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination and the other Stockholder Approval Matters. Stockholders will also be able to obtain copies of the Prospectus and Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Data Knights Acquisition Corp., Unit G6, Frome Business Park, Manor Road, Frome, BA11 4FN, United Kingdom.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or PIPE Financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination and related matters. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Registration Statement on Form S-1, as filed on March 9, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Data Knights Acquisition Corp., Unit G6, Frome Business Park, Manor Road, Frome, BA11 4FN, United Kingdom. Additional information regarding the interests of such participants will be contained in the Prospectus and Proxy Statement when available.

The Target and its directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Business Combination and related matters. A list of the names of such parties and information regarding their interests in the Business Combination and related matters will be included in the Prospectus and Proxy Statement when available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Target’s industry and market sizes, future opportunities for the Company and the Target, the Company’s and the Target’s estimated future results and the transactions contemplated by the Merger Agreement, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Merger Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Merger Agreement may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the transactions contemplated by the Merger Agreement may not be completed by the Company’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Merger Agreement, including the adoption of the Merger Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the transactions contemplated by the Merger Agreement; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Target’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Merger Agreement disrupt current plans and operations of the Target; (viii) the outcome of any legal proceedings that may be instituted against the Target or the Company related to the Merger Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of the Company’s securities on Nasdaq Capital Market; (x) the price of the Company’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Target operates, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the capital structure; (xi) the ability to implement business plans, forecasts, and otherwise recognize the benefits and expectations after the completion of the transactions contemplated by the Merger Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Target operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Target’s operations; (xiii) the risk that the Target and its current and future collaborators are unable to successfully develop and commercialize the Target’s products or services, or experience significant delays in doing so; (xiv) the risk that the Target may not achieve or sustain profitability; (xv) the risk that the Target will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that the Target experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company and the Target or the date of such information in the case of information from persons other than the Company or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

2.1*	Merger Agreement

2.2**	Voting Agreement

2.3**	Sponsor Support Agreement

2.4**	Lock-Up Agreement

2.5**	Registration Rights Agreement

2.6**	2022 Equity Incentive Plan

99.1	Press Release dated April 25, 2022

99.2	Transcript of Investor Presentation

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

**	Affixed as exhibits to the Merger Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA KNIGHTS ACQUISITION CORP.

Date: April 25, 2022	By:	/s/ Barry Anderson
Chief Executive Officer